UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 10, 2015
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InterDigital, Inc.
(Exact name of registrant as specified in charter)

Pennsylvania	1-33579	23-1882087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, DE	19809
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On March 10, 2015, Dr. Gilbert F. Amelio and Mr. Edward B. Kamins notified InterDigital, Inc. (the “Company”) of their respective intentions to retire from the Company’s Board of Directors at the end of their current terms, which extend until the Company’s next Annual Meeting of Shareholders in June 2015. Dr. Amelio's and Mr. Kamins' respective decisions to retire were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
(e)    On March 11, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company, after considering information on total compensation for the Company’s executive officers, determined the following for William J. Merritt, President and Chief Executive Officer; Richard J. Brezski, Chief Financial Officer and Treasurer; Scott A. McQuilkin, Senior Executive Vice President, Innovation; James J. Nolan, Executive Vice President, InterDigital Solutions; and Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel (collectively, the Company’s “named executive officers”): (i) annual base salaries for fiscal year 2015, (iii) target short-term incentive plan ("STIP") award levels for fiscal year 2015 and (iv) target levels and allocations for the 2015-2017 cycle under the Company’s long-term compensation program (“LTCP”).
The following fiscal year 2015 base salaries were approved for the named executive officers effective April 1, 2015:

Named Executive Officer	2015 Base Salary
William J. Merritt	$620,000
Richard J. Brezski	$350,000
Scott A. McQuilkin	$415,000
James J. Nolan	$360,500
Lawrence F. Shay	$437,750

The following target STIP levels for fiscal 2015 were approved for the named executive officers:

Named Executive Officer	2015 Target STIP Level (percentage of 2015 base salary)
William J. Merritt	100%
Richard J. Brezski	60%
Scott A. McQuilkin	75%
James J. Nolan	60%
Lawrence F. Shay	75%

The following target levels and allocations for the 2015-2017 cycle under the LTCP were approved for the named executive officers:

Named Executive Officer	Target LTCP Payout
William J. Merritt	$1,575,000
Richard J. Brezski	$700,000
Scott A. McQuilkin	$1,000,000
James J. Nolan	$600,000
Lawrence F. Shay	$1,000,000

For each named executive officer, 25% of the target payout is the form of restricted stock units (“RSUs”) that vest based on continued service at the end of the three-year cycle; 25% of the target payout is in the form of stock options, which vest ratably over three years and have a seven-year term; and 50% of the target payout is in the form of performance-based RSUs based on the Company’s achievement during the 2015-2017 cycle of pre-approved goals established by the Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President,
General Counsel and Secretary

Dated: March 13, 2015